SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, DC 20549


                                      FORM 8-K

                                   CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the Securities
                                Exchange Act of 1934


                                October 28, 1996
                  -------------------------------------------------
                  (Date of Report, date of earliest event reported)


                                     VALHI, INC.
                 ---------------------------------------------------

               (Exact name of Registrant as specified in its charter)

                 Delaware              1-5467               87-0110150
            ---------------------------------------------------------------
               State or other         (Commission         (IRS Employer
              jurisdication of       File Number)         Identification
               incorporation)                                  No.)


               5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
              ----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)



                                  (972) 233-1700
            ------------------------------------------------------------
                (Registrant's telephone number, including area code)


             -------------------------------------------------------------
               (Former name or address, if changed since last report)


          Item 5: Other Events
                  ------------

                  On October 28, 1996, the Registrant issued the press
                     -----------------

          release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

          Item 7: Financial Statements,  Pro Forma  Financial Information
                  -------------------------------------------------------
                  and Exhibits
                  ------------

                  (c)  Exhibit
                       -------

                       Item No.              Exhibit Index
                       --------       -----------------------------------

                       99.1           Press release dated October 28, 1996
                                                                     -----
                                      issued by the Registrant


                                     SIGNATURES
                                     ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VALHI, INC.
                                           (Registrant)


                                           By: /s/ Steven L. Watson
                                               ---------------------------

                                                Steven L. Watson
                                                Vice President & Secretary